Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the amendment on Form 10-K/A to the annual report of Diamond Management & Technology Consultants, Inc. (the “Company”) for the fiscal year ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karl E. Bupp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Karl E. Bupp
Name:	Karl E. Bupp
Title:	Chief Financial Officer
Date:	June 24, 2009